Income Taxes	1 Months Ended	3 Months Ended
	Jan. 31, 2015	Apr. 30, 2015
Income Taxes.
INCOME TAXES

16. INCOME TAXES

        No federal income taxes were provided in the month ended January 2015 or the years ended December 31, 2014 and 2013 due to the Company's net losses. State minimum income and franchise taxes are included in general and administrative expenses and were immaterial for the periods presented.

        At January 31, 2015, the Company had available federal net operating loss, or NOL, carry-forwards of approximately $8.8 million which will begin to expire in 2031 and California state NOL carry-forwards of approximately $8.8 million which will begin to expire in 2031. At January 31, 2015, December 31, 2014 and 2013, the net deferred tax assets of approximately $3.6 million, $3.2 million and $594,000, respectively, generated primarily by NOL carry-forwards, have been fully reserved due to the uncertainty surrounding the realization of such benefits. The net valuation allowance increased by approximately $0.4 million, $2.6 million and $563,000 during the month ended January 31, 2015 and years ended December 31, 2014 and 2013, respectively.

        Current tax laws impose substantial restrictions on the utilization of net operating loss and credit carry-forwards in the event of an "ownership change," as defined by the Internal Revenue Code. If there should be an ownership change, the Company's ability to utilize its carry-forwards could be limited.

        As of January 31, 2015, December 31, 2014 and 2013, the Company did not have any material unrecognized tax benefits. The tax years from 2010 to 2014 remain open for examination by the federal and state authorities.

8.INCOME TAXES

No federal income taxes were provided in the three months ended April 30, 2015 and 2014 due to the Company’s net losses. The Company evaluates its ability to recover deferred tax assets, in full or in part, by considering all available positive and negative evidence, including past operating results and its forecast of future taxable income on a jurisdictional basis. The Company bases its estimate of current and deferred taxes on the tax laws and rates that are currently in effect in the appropriate jurisdiction. Changes in laws or rates may affect the tax provision as well as the amount of deferred tax assets or liabilities.

Current tax laws impose substantial restrictions on the utilization of net operating loss and credit carry-forwards in the event of an “ownership change,” as defined by the Internal Revenue Code. If there should be an ownership change, the Company’s ability to utilize its carry-forwards could be limited.

As of April 30, 2015 and January 31, 2015, the Company has not recorded any liability for unrecognized tax benefits related to uncertain tax positions. The 2010 to 2014 tax years remain open for examination by the federal and state authorities.